UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2005 (August 23,
2005)

                        COMPOSITE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                                 000-10999                             59-2025386
            ------                                 ----------                            ----------
(State or other jurisdiction of             (Commission File Number)         (IRS Employer Identification No.)
        incorporation)

                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

         Between August 15th and August 19th, 2005, Composite Technology Corporation (the "Company") issued 150,000 shares of its common stock to four accredited investors pursuant to the exercise of Series P warrants to purchase 150,000 shares of common stock, exercisable at $0.80 per share, in exchange for cash proceeds of $120,000. The warrants were originally issued to these investors between September 2003 and December 2003 in conjunction with the Series P PPM. We relied upon the exemption from registration as set forth in
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for the issuance of these securities. All of the recipients took their securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

         On August 23, 2005, the Company issued 800,000 shares of its common stock to one accredited investor upon the conversion of $1,336,000 of principal of Convertible Debentures at a conversion price of $1.67 per share. The Debentures were originally issued in August 2004 and had been carried on the Company's balance sheet as long term debt prior to the conversion. The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

         On August 23, 2005, the Company issued 200,000 shares of its common stock to one accredited investor upon the conversion of $334,000 of principal of Convertible Debentures at a conversion price of $1.67 per share. The Debentures were originally issued in August 2004 and had been carried on the Company's balance sheet as long term debt prior to the conversion. The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

         On August 24, 2005, the Company issued 150,000 shares of its common stock to one accredited investor upon the conversion of $250,500 of principal of Convertible Debentures at a conversion price of $1.67 per share. The Debentures were originally issued in August 2004 and had been carried on the Company's balance sheet as long term debt prior to the conversion. The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMPOSITE TECHNOLOGY CORPORATION
                                                   (Registrant)

Date: August 24, 2005                     By:  /s/ Benton H. Wilcoxon
                                              ----------------------------------
                                          Chief Executive Officer